EXHIBIT 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the Quarterly Report of United Surgical Partners International, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2011 as filed with the Securities and
Exchange Commission (the “Report”), I, William H. Wilcox, Chief Executive Officer of the Company,
certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  William H. Wilcox
William H. Wilcox
Chief Executive Officer

August 2, 2011

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